UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) March 8, 2004
                                                        -----------------

                                  Avitar, Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


             Delaware                   1-15695                06-1174053
        -------------------------- -------------------      -----------------
      (State or other jurisdiction (Commission File Number) (IRS Employer
       of incorporation)                                    Identification No.)


                          65 Dan Road, Canton, MA         02021
                --------------------------------------- --------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (781) 821-2440
                                                          --------------------

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

      =====================================================================

Item 5. Other Events and Regulation FD Disclosure.

     The Registrant issued a Press Release in reliance on Rule 135a on March 9, 2004 concerning the second closing of a $2,000,000 private placement entered into on September 30, 2003. A copy of the Press Release is filed as an Exhibit to this Report. On March 8, 2004, the Registrant issued Preferred Stock and Warrants to purchase common stock in exchange for $1,000,000 of gross proceeds as described in the attached Press Release. The Preferred Stock is convertible into common stock at $0.215 per share, subject to adjustment and the Warrants are exercisable at $0.135 per share.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.3

   (c) Exhibits
         4.1  Securities Purchase Agreement (A)
         4.2  Certificate of Designations of 6% Convertible Preferred Stock (A)
         4.3  Registration Rights Agreement (A)
         4.4  Warrant for First Closing (A)
         4.5  Warrant for Second Closing
        99.1  Press Release Issued on March 9, 2004

-------------------------------
(A) Filed with Form 8-K filed October 1, 2003.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Avitar, Inc.
                                                   (Registrant)
Date: March 9, 2004                         /s/ Jay Leatherman, CFO
                                            -------------------------------
                                                  (Signature)*